Exhibit 4(f)(10)

SUPPLEMENTAL INDENTURE

TO INDENTURE DATED APRIL 22, 2010

THIS SUPPLEMENTAL INDENTURE dated as of December 30, 2012, among LAMAR MEDIA CORP., a Delaware corporation (the “Company”), the undersigned Guarantors party hereto, NMG OUTDOOR I CORP., a Delaware corporation (the “New Guarantor”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. as Trustee (the “Trustee”).

WHEREAS, each of the Company and the Guarantors (as defined in the Indenture referred to below) has heretofore executed and delivered to the Trustee an Indenture, dated as of April 22, 2010 (the “Indenture”), providing for the issuance of 7 7/8% Senior Subordinated Notes due 2018 (the “Notes”);

WHEREAS, New Guarantor desires to provide a guarantee (the “Guarantee”) of the obligations of the Company under the Notes and the Indenture, in accordance with Article 10 of the Indenture;

WHEREAS, pursuant to Section 8.01 of the Indenture, the Company, the Trustee, the Guarantors and the New Guarantor are authorized to execute and deliver this First Supplemental Indenture; and

WHEREAS, the Company has complied with all conditions precedent provided for in the Indenture relating to this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1. Definitions. All terms used herein without definition having the meanings ascribed to them in the Indenture.

2. Guarantee. New Guarantor hereby agrees to provide a full and unconditional guarantee on the terms and subject to the conditions set forth in the Indenture, including but not limited to Article 10 thereof, in the form and substance of Exhibit B to the Indenture.

3. Effectiveness of Supplemental Indenture. This Supplemental Indenture shall become effective upon the execution and delivery of this Supplemental Indenture by the Company, the Guarantors, the New Guarantor and the Trustee.

4. Indenture Remains in Full Force and Effect. This Supplemental Indenture shall form a part of the Indenture for all purposes and, except as supplemented or amended hereby, all other provisions in the Indenture and the Securities, to the extent not inconsistent with the terms and provisions of this Supplemental Indenture, shall remain in full force and effect.

5. Headings. The headings of the Articles and Sections of this Supplemental Indenture are inserted for convenience of reference and shall not be deemed a part thereof.

6. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

7. Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

8. Trustee Disclaimer. The Trustee is not responsible for the validity or sufficiency of this Supplemental Indenture nor for the recitals hereof.

IN WITNESS WHEREOF, the undersigned have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

Guarantor:

NMG Outdoor I Corp., a Delaware corporation

By:	/s/ Keith A. Istre
Keith A. Istre, Executive Vice- President/ Chief Financial Officer

LAMAR MEDIA CORP.

By:	/s/ Keith A. Istre
Name: Keith A. Istre
Title: Executive Vice President and Chief Financial Officer

AMERICAN SIGNS, INC.

COLORADO LOGOS, INC.

FLORIDA LOGOS, INC.

KANSAS LOGOS, INC.

LAMAR ADVERTISING OF COLORADO SPRINGS, INC.

LAMAR ADVERTISING OF KENTUCKY, INC.

LAMAR ADVERTISING OF MICHIGAN, INC.

LAMAR ADVERTISING OF OKLAHOMA, INC.

LAMAR ADVERTISING OF SOUTH DAKOTA, INC.

LAMAR ADVERTISING OF YOUNGSTOWN, INC.

LAMAR ADVERTISING SOUTHWEST, INC.

LAMAR BENCHES, INC.

LAMAR DOA TENNESSEE HOLDINGS, INC.

LAMAR DOA TENNESSEE, INC.

LAMAR ELECTRICAL, INC.

LAMAR FLORIDA, INC.

LAMAR I-40 WEST, INC.

LAMAR OBIE CORPORATION

LAMAR OCI NORTH CORPORATION

LAMAR OCI SOUTH CORPORATION

LAMAR OHIO OUTDOOR HOLDING CORP.

LAMAR OKLAHOMA HOLDING COMPANY, INC.

LAMAR PENSACOLA TRANSIT, INC.

MICHIGAN LOGOS, INC.

MINNESOTA LOGOS, INC.

NEBRASKA LOGOS, INC.

NEVADA LOGOS, INC.

NEW MEXICO LOGOS, INC.

O. B. WALLS, INC.

OHIO LOGOS, INC.

OUTDOOR MARKETING SYSTEMS, INC.

PREMERE OUTDOOR, INC.

SOUTH CAROLINA LOGOS, INC.

TENNESSEE LOGOS, INC.

TLC PROPERTIES II, INC.

TLC PROPERTIES, INC.

UTAH LOGOS, INC.

By:	/s/ Keith A. Istre
Name: Keith A. Istre
Title: Executive Vice President and Chief Financial Officer

ARIZONA LOGOS, L.L.C.

DELAWARE LOGOS, L.L.C.

GEORGIA LOGOS, L.L.C.

KENTUCKY LOGOS, LLC

LOUISIANA INTERSTATE LOGOS, L.L.C.

MAINE LOGOS, L.L.C.

MISSISSIPPI LOGOS, L.L.C.

MISSOURI LOGOS, LLC

NEW JERSEY LOGOS, L.L.C.

OKLAHOMA LOGOS, L.L.C.

PENNSYLVANIA LOGOS, LLC

VIRGINIA LOGOS, LLC

WASHINGTON LOGOS, L.L.C.

WISCONSIN LOGOS, LLC

MONTANA LOGOS, LLC

By:	Interstate Logos, L.L.C., its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name: Keith A. Istre
Title: Executive Vice President and Chief Financial Officer

INTERSTATE LOGOS, L.L.C.
THE LAMAR COMPANY, L.L.C.

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name: Keith A. Istre
Title: Executive Vice President and Chief Financial Officer

LAMAR ADVERTISING OF LOUISIANA, L.L.C.
LAMAR ADVERTISING OF PENN, LLC
LAMAR TENNESSEE, L.L.C.
LC BILLBOARD L.L.C.

By:	The Lamar Company, L.L.C., its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name: Keith A. Istre
Title: Executive Vice President and Chief Financial Officer

LAMAR TEXAS LIMITED PARTNERSHIP

By:	The Lamar Company, L.L.C., its General Partner
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name: Keith A. Istre
Title: Executive Vice President and Chief Financial Officer

TLC FARMS, L.L.C.
TLC Properties, L.L.C.

By:	TLC Properties, Inc., its Managing Member

By:	/s/ Keith A. Istre
Name: Keith A. Istre
Title: Executive Vice President and Chief Financial Officer

OUTDOOR PROMOTIONS WEST, LLC
TRIUMPH OUTDOOR RHODE ISLAND, LLC

By:	Triumph Outdoor Holdings, LLC,
its Managing Member
By:	Lamar Central Outdoor, LLC,
its Managing Member
By:	Lamar Media Corp.,
its Managing Member

By:	/s/ Keith A. Istre
Name: Keith A. Istre
Title: Executive Vice President and Chief Financial Officer

LAMAR ADVANTAGE GP COMPANY, LLC
LAMAR ADVANTAGE LP COMPANY, LLC
TRIUMPH OUTDOOR HOLDINGS, LLC

By:	Lamar Central Outdoor, LLC,
its Managing Member
By:	Lamar Media Corp.,
its Managing Member

By:	/s/ Keith A. Istre
Name: Keith A. Istre
Title: Executive Vice President and Chief Financial Officer

LAMAR CENTRAL OUTDOOR, LLC

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name: Keith A. Istre
Title: Executive Vice President and Chief Financial Officer

LAMAR AIR, L.L.C.

By:	The Lamar Company, L.L.C., its Managing Member

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name: Keith A. Istre
Title: Executive Vice President and Chief Financial Officer

LAMAR T.T.R., L.L.C.

By:	Lamar Advertising of Youngstown, Inc., its Managing Member

By:	/s/ Keith A. Istre
Name: Keith A. Istre
Title: Executive Vice President and Chief Financial Officer

OUTDOOR MARKETING SYSTEMS, L.L.C.

By:	Outdoor Marketing Systems, Inc., its Managing Member

By:	/s/ Keith A. Istre
Name: Keith A. Istre
Title: Executive Vice President and Chief Financial Officer

OBIE BILLBOARD LLC

By:	Lamar Obie Corporation,
its Managing Member

By:	/s/ Keith A. Istre
Name: Keith A. Istre
Title: Executive Vice President and Chief Financial Officer

TEXAS LOGOS, L.P.

By:	Oklahoma Logos, L.L.C.,
its General Partner
By:	Interstate Logos, L.L.C.,
its Managing Member
By:	Lamar Media Corp.,
its Managing Member

By:	/s/ Keith A. Istre
Name: Keith A. Istre
Title: Executive Vice President and Chief Financial Officer

LAMAR ADVANTAGE OUTDOOR COMPANY, L.P.

By:	Lamar Advantage GP Company, LLC,
its General Partner
By:	Lamar Central Outdoor, LLC,
its Managing Member
By:	Lamar Media Corp.,
its Managing Member

By:	/s/ Keith A. Istre
Name: Keith A. Istre
Title: Executive Vice President and Chief Financial Officer

LAMAR ADVANTAGE HOLDING COMPANY

By:	/s/ Keith A. Istre
Name: Keith A. Istre
Title: Executive Vice President and Chief Financial Officer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Julie Hoffman-Ramos
Printed Name: Julie Hoffman-Ramos
Title: Vice President